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EXHIBIT 10.46
                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT (this "AGREEMENT"), dated as of August 31, 1998, is entered into between CHFA, INC., a Delaware corporation (the "PLEDGOR"), and United American Healthcare Corporation, a Michigan corporation (the "SELLER").


                                    RECITALS

         A. Pursuant to the terms of that certain Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") of even date herewith among the Pledgor, the Seller and Corporate Healthcare Financing, Inc., a Michigan corporation ("the "COMPANY"), the Pledgor is this day purchasing from the Seller 1000 shares (the "SHARES") of the capital stock, no par value per share (the "COMMON STOCK"), of the Company, which represents all of the issued and outstanding Common Stock of the Company.

         B. As part of the consideration under the Stock Purchase Agreement, the Pledgor is executing and delivering to the Seller a promissory note in the principal amount of $13,250,000 (the "NOTE").

         C. The Company owns Statutory Benefits Management Corporation, a Michigan corporation ("SBMC"), and United American Network Services, Inc., a Michigan corporation ("UANS") (the Company, SBMC and UANS hereafter each a "CHF Entity" and collectively the "CHF Entities").

         D. In order to induce the Seller to enter into the Stock Purchase Agreement and to consummate the transactions contemplated thereby, the Pledgor is executing and delivering this Agreement to the Seller.


                                   AGREEMENTS

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

              1. (A) Pledge and Grant of Security Interest. AS SECURITY FOR THE PROMPT AND COMPLETE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF THE OBLIGATIONS (AS DEFINED BELOW), THE PLEDGOR HEREBY PLEDGES, ASSIGNS, CONVEYS, HYPOTHECATES, SETS OVER AND TRANSFERS TO THE SELLER, AND HEREBY GRANTS TO THE SELLER A FIRST PRIORITY LIEN ON, AND SECURITY INTEREST IN, (I) THE SHARES, AND (II) ALL PROCEEDS OF THE SHARES (OTHER THAN THE DIVIDENDS PERMITTED UNDER SECTION 4(J)(I)), AND ALL SECURITIES OR OTHER PROPERTY AT ANY TIME AND FROM TIME TO TIME RECEIVABLE OR OTHERWISE DISTRIBUTED IN RESPECT OF OR IN EXCHANGE FOR ANY OR ALL OF THE SHARES OR ADDITIONAL SECURITIES (ALL THE STOCK, PROCEEDS AND OTHER ITEMS REFERRED TO IN CLAUSES (I) AND (II) ABOVE, COLLECTIVELY, THE "Pledged Securities"). SIMULTANEOUSLY WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR IS DELIVERING A CERTIFICATE OR CERTIFICATES REPRESENTING THE SHARES TO THE SELLER, TOGETHER WITH STOCK POWERS EXECUTED IN BLANK. AS USED IN THIS AGREEMENT, THE TERM "Obligations" MEANS (I) THE DUE AND PUNCTUAL PAYMENT BY PLEDGOR OF THE UNPAID PRINCIPAL AMOUNT OF, AND ACCRUED INTEREST ON, THE NOTE, (II) THE DUE AND PUNCTUAL PERFORMANCE BY PLEDGOR OF ALL OBLIGATIONS OF THE PLEDGOR ARISING UNDER THE NOTE AND THIS AGREEMENT, AND (III) ANY COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE FEES AND DISBURSEMENTS OF COUNSEL TO THE SELLER) INCURRED IN THE ENFORCEMENT OR COLLECTION OF THE NOTE AND THIS AGREEMENT.

               (b) TRANSFER OF SBMC AND UANS SHARES. The parties acknowledge and agree that, notwithstanding any other provision of this Agreement, the Pledgor may, upon written notice to Seller,

                       (i) either (A) cause a wholly-owned subsidiary of Pledgor to be incorporated or organized under the laws of any state in the United States and transfer or cause the transfer of all or any portion of the stock of SBMC and UANS to such wholly-owned subsidiary which shall then be deemed a CHF Entity for all purposes under this Agreement, or (B) cause the transfer of all or any portion of the stock of SBMC and UANS to Pledgor;

                       (ii)    cause all or any portion of the stock of
SBMC or UANS, or cause all or any portion of the assets of SBMC or UANS, to be sold or otherwise transferred including without limitation through a merger, consolidation or other form of corporate reorganization (each a "TRANSFER") either to a third party which is not a Pledgor Affiliate (as defined in Section 6(j)), or to a third party which is not a Pledgor Affiliate (in which Spencer Vavas may hold an equity interest not exceeding 25% or, in the event the gross proceeds of the Transfer of SBMC or its assets exceed eleven million dollars ($11,000,000), such greater percentage not to exceed 50% as may have been negotiated and agreed to by and between Spencer Vavas and the third party), and in each case the net proceeds of such sale to Pledgor or its wholly-owned subsidiary, after payment of all costs, expenses and obligations associated with such sale (including without limitation (x) any obligation to pay a portion of such sale proceeds (not in excess of 25% of such proceeds or, in the event the gross proceeds of the Transfer of SBMC or its assets exceed eleven million dollars ($11,000,000.00), such greater percentage not to exceed 45% as has been negotiated and agreed to by and between Spencer Vavas and the Company) to Spencer Vavas and (y) the payment of income tax cost (calculated by using an effective tax rate equal to the sum of adding the then-effective (i) Federal capital gain tax rate applicable to such transaction, and (ii) the Maryland capital gain tax rate applicable to such transaction) to the individual shareholders of the Pledgor which results from any such sale), shall be paid and applied in the manner provided in Section 8 of this Agreement;
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                       (iii)   cause all of any portion of the stock of
SBMC or UANS to be Transferred to a Pledgor Affiliate if (x) prior to such sale all such SBMC or UANS stock shall be pledged to secure the Obligations, and shall be made subject to the provisions of the Agreement as Pledged Securities and to the provisions of the Security Agreement of even date herewith (the "Security Agreement") as Collateral, in each case in a manner reasonably acceptable to Seller such that Seller suffers or incurs no diminution in its security position with respect to such stock, and (y) the net proceeds of such sale, if any, are paid and applied in the manner provided in Section 8 of this Agreement; and

                       (iv) cause all or a portion of the assets of SBMC or UANS to be Transferred to a Pledgor Affiliate, or cause SBMC or UANS to be merged into or consolidated with a Pledgor Affiliate, if (x) prior to such Transfer, merger or consolidation either (1) all the stock of such Pledgor Affiliate shall be pledged to secure the Obligations, and shall be made subject to the provisions of this Agreement as Pledged Securities and to the Security Agreement as Collateral, in each case in a manner reasonably acceptable to Seller such that Seller suffers or incurs no diminution in its security position, or (2) the SBMC or UANS assets subject to such Transfer, merger or consolidation shall be subjected to the lien and security interest of the Security Agreement of even date herewith by and between Pledgor and Seller, and shall be made subject to the provisions of such Security Agreement as Collateral, in each case in a manner reasonably acceptable to Seller such that Seller suffers or incurs no diminution in its security position with respect to such assets, and (y) the net proceeds of such sale or merger, if any, are paid and applied in the manner provided in Section 8 of this Agreement.

               (c) NICHOLAS LOAN. The parties acknowledge and agree that, notwithstanding any other provision of this Agreement, the Pledgor may borrow Two Million Dollars ($2,000,000.00) from Louis J. Nicholas pursuant to a note dated August 31, 1998 (the "NICHOLAS LOAN").

               (d) NICHOLAS FEE. The parties acknowledge and agree that, notwithstanding any other provisions of this Agreement, the Pledgor may agree (the "Credit Facility Agreement") to pay Nicholas a fee not exceeding $100,000 for each 30 day period (or portion thereof) that Nicholas' guaranty of the Note pursuant to that certain Guaranty Agreement dated August 31, 1998 remains outstanding; provided that such fee may not in the aggregate exceed $700,000; and provided further that such fee may not be paid unless and until the Obligations are paid in full.

               (e) ADDITIONAL LOANS. The parties acknowledge and agree that, notwithstanding any other provision of the Agreement, the Pledgor may, in addition to the Nicholas Loan, borrow in one or more transactions up to Two Million Five Hundred Thousand Dollars ($2,500,000) from any one or more of Louis
J. Nicholas, Keith Sullivan or Pamela Lee (collectively, the "Additional Loan").


            2.                                      Voting Rights, Etc.


               (a)          Rights of the Pledgor. UNLESS AND UNTIL AN
EVENT OF DEFAULT (AS DEFINED IN SECTION 5) SHALL HAVE OCCURRED AND SHALL BE CONTINUING, THE PLEDGOR SHALL BE ENTITLED TO EXERCISE ANY AND ALL VOTING RIGHTS, CONSENSUAL RIGHTS AND POWERS ACCRUING TO AN OWNER OF THE PLEDGED SECURITIES OR ANY PART THEREOF FOR ANY PURPOSE NOT INCONSISTENT WITH THE TERMS HEREOF; PROVIDED, HOWEVER, THAT NO VOTE SHALL BE CAST OR CONSENT, WAIVER OR RATIFICATION BE GIVEN OR ACTION TAKEN WHICH WOULD IMPAIR THE PLEDGED SECURITIES OR BE INCONSISTENT WITH OR VIOLATE ANY PROVISION OF THIS AGREEMENT, THE NOTE OR THE STOCK PURCHASE AGREEMENT; AND


               (b)          Rights of the Seller. UPON THE OCCURRENCE
AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ALL RIGHTS OF THE PLEDGOR TO EXERCISE NOTE VOTING RIGHTS, CONSENSUAL RIGHTS AND POWERS THAT IT IS ENTITLED TO EXERCISE PURSUANT TO SUBSECTION (A) OF THIS SECTION SHALL CEASE, AND ALL THOSE RIGHTS SHALL THEREUPON BECOME VESTED IN THE SELLER, WHO SHALL HAVE THE SOLE AND EXCLUSIVE RIGHT AND AUTHORITY TO EXERCISE THOSE RIGHTS AND POWERS.

              3.                                    Representations and
Warranties. THE PLEDGOR HEREBY REPRESENTS AND WARRANTS TO THE SELLER AS OF THE DATE HEREOF AS FOLLOWS:


               (a)          Existence, Power and Qualification of the
Pledgor. THE PLEDGOR IS A CORPORATION VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAW OF THE STATE OF DELAWARE, HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO AND PERFORM THIS AGREEMENT, TO CARRY ON ITS BUSINESS AS NOW CONDUCTED AND TO OWN, LEASE AND OPERATE ITS PROPERTIES AS IT NOW DOES, IS QUALIFIED TO DO BUSINESS AND IS IN GOOD STANDING IN EACH JURISDICTION IN WHICH THE NATURE OF ITS BUSINESS OR THE PROPERTIES OWNED OR LEASED BY IT REQUIRES QUALIFICATION.

               (B) Title to Pledged Securities. THE PLEDGOR IS THE LEGAL RECORD AND BENEFICIAL OWNER OF, AND HAS GOOD AND MARKETABLE TITLE TO, THE PLEDGED SECURITIES, SUBJECT TO NO PLEDGE, LIEN, MORTGAGE, HYPOTHECATION, SECURITY INTEREST, VOTING AGREEMENT OR TRUST, SHAREHOLDER AGREEMENT, CHARGE, OPTION OR OTHER ENCUMBRANCE WHATSOEVER (EXCEPT THE LIEN AND SECURITY INTEREST CREATED BY THIS AGREEMENT AND THE SECURITY AGREEMENT AND THE SECURITY AGREEMENT).

               (c) Authorization. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY THE PLEDGOR HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION OF THE
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PLEDGOR AND THIS AGREEMENT CONSTITUTES THE VALID AND BINDING OBLIGATION OF THE
PLEDGOR ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT TO THE EXTENT ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS IN GENERAL AND SUBJECT TO GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEABILITY IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW).


               (D) Certificates. PLEDGOR HAS DELIVERED TO SELLER ANY AND ALL CERTIFICATES OR OTHER INSTRUMENTS OR DOCUMENTS REPRESENTING OR EVIDENCING THE PLEDGED SECURITIES, TOGETHER WITH CORRESPONDING ASSIGNMENT OR TRANSFER POWERS DULY EXECUTED IN BLANK BY PLEDGOR.


               (E) Security Interest. THE PLEDGE OF THE PLEDGED SECURITIES IN ACCORDANCE WITH THE TERMS HEREOF CREATES A VALID AND PERFECTED FIRST PRIORITY SECURITY INTEREST IN THE PLEDGED SECURITIES SECURING PAYMENT OF THE OBLIGATIONS.


               (f) Consents of Third Parties. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY THE PLEDGOR WILL NOT: (I) VIOLATE OR CONFLICT WITH THE CERTIFICATE OF INCORPORATION OR BY-LAWS OF THE PLEDGOR; (II) CONFLICT WITH, RESULT IN THE BREACH, TERMINATION OR ACCELERATION OF, OR CONSTITUTE A DEFAULT UNDER, ANY LEASE, AGREEMENT, COMMITMENT OR OTHER INSTRUMENT TO WHICH THE PLEDGOR IS A PARTY OR BY WHICH THE PLEDGOR OR ANY OF ITS PROPERTIES ARE BOUND; (III) CONSTITUTE A VIOLATION Of ANY LAW, REGULATION, ORDER, WRIT, JUDGMENT, INJUNCTION OR DECREE APPLICABLE TO THE PLEDGOR OR ANY OF ITS PROPERTIES, OR (IV) RESULT IN THE CREATION OF ANY CLAIM, LIEN, SECURITY INTEREST OR OTHER ENCUMBRANCE (COLLECTIVELY, "Liens") UPON ANY OF THE PROPERTIES OR ASSETS OF THE PLEDGOR EXCEPT AS CONTEMPLATED BY THIS AGREEMENT, THE STOCK PURCHASE AGREEMENT AND THE NOTE.

              4.                                    Other  Covenants.   UNTIL
THIS  AGREEMENT HAS BEEN TERMINATED IN ACCORDANCE WITH SECTION 7 HEREOF:

               (a) Payment of Obligations. THE PLEDGOR SHALL PAY PROMPTLY WHEN DUE ALL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES OR LEVIES IMPOSED UPON THE PLEDGED SECURITIES OR IN RESPECT OF ITS INCOME OR PROFITS THEREFROM, AS WELL AS ALL CLAIMS OF ANY KIND AGAINST OR WITH RESPECT TO THE PLEDGED SECURITIES, EXCEPT THAT NO SUCH CHARGE NEED BE PAID IF (I) THE VALIDITY THEREOF IS BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, (II) SUCH PROCEEDINGS DO NOT INVOLVE ANY MATERIAL DANGER OF THE SALE, FORFEITURE OR LOSS OF ANY OF THE PLEDGED SECURITIES OR THE PRIORITY OF THE LIEN IN FAVOR OF THE SELLER THEREON AND (III) SUCH CHARGE IS ADEQUATELY RESERVED AGAINST ON THE PLEDGOR'S BOOKS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP").


               (b) Limitations on Liens on Pledged Securities. THE PLEDGOR SHALL NOT CREATE, INCUR OR PERMIT TO EXIST, AND WILL DEFEND THE PLEDGED SECURITIES AGAINST, AND WILL TAKE SUCH OTHER ACTION AS IS NECESSARY TO REMOVE, ANY LIEN, CLAIM OR OTHER ENCUMBRANCE ON OR TO THE PLEDGED SECURITIES, OTHER THAN THE LIENS CREATED HEREBY AND THE SECURITY AGREEMENT AND WILL DEFEND THE RIGHT, TITLE AND INTEREST OF THE SELLER IN AND TO ANY OF THE PLEDGED SECURITIES AND IN AND TO THE PROCEEDS THEREOF AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS WHOMSOEVER.


               (c)          Limitations on Disposition of Pledged Securities.
THE PLEDGOR SHALL NOT SELL, TRANSFER, LEASE OR OTHERWISE DISPOSE OF ANY OF THE PLEDGED SECURITIES OR ATTEMPT, OFFER OR CONTRACT TO DO SO WITHOUT THE PRIOR WRITTEN CONSENT OF THE SELLER. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SELLER, THE PLEDGOR AGREES THAT IT WILL NOT VOTE TO ENABLE ANY CHF ENTITY TO, OR OTHERWISE PERMIT ANY CHF ENTITY TO, ISSUE ANY STOCK OR OTHER SECURITIES OF ANY NATURE IN ADDITION TO OR IN EXCHANGE OR SUBSTITUTION FOR THE PLEDGED SECURITIES.


               (D) Payment of Taxes, etc. THE PLEDGOR AGREES TO PAY OR CAUSE TO BE PAID ALL TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES (OTHER THAN TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES WHICH SELLER HAS AGREED TO PAY OR CAUSE TO BE PAID PURSUANT TO THE STOCK PURCHASE AGREEMENT) LEVIED UPON ANY OF ITS ASSETS OR THOSE OF ANY CHF ENTITY, OR IN RESPECT OF THEIR RESPECTIVE FRANCHISES, BUSINESSES, INCOME OR PROFITS, ALL TRADE ACCOUNTS PAYABLE IN ACCORDANCE WITH USUAL AND CUSTOMARY BUSINESS TERMS, AND ALL CLAIMS FOR WORK, LABOR OR MATERIALS, WHICH IF UNPAID MIGHT BECOME A LIEN OR CHARGE UPON ANY ASSET OF THE PLEDGOR OR ANY CHF ENTITY, BEFORE THE SAME BECOME DELINQUENT, EXCEPT THAT (UNLESS AND UNTIL FORECLOSURE, SALE OR OTHER SIMILAR PROCEEDINGS SHALL HAVE BEEN COMMENCED) NO SUCH CHARGE NEED BE PAID IF BEING CONTESTED IN GOOD FAITH AND BY APPROPRIATE MEASURES PROMPTLY INITIATED AND DILIGENTLY CONDUCTED IF (I) SUCH RESERVE OR OTHER APPROPRIATE PROVISION, IF ANY, AS SHALL BE REQUIRED BY

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GAAP SHALL HAVE BEEN MADE THEREFOR, AND (II) SUCH CONTEST DOES NOT HAVE A
MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF THE COMPANY OR THE PLEDGOR OR THE ABILITY OF THE COMPANY OR THE PLEDGOR TO PAY ANY INDEBTEDNESS AND NO ASSETS ARE In IMMINENT DANGER OF FORFEITURE.


               (E) Liquidation, Dissolution. THE PLEDGOR SHALL NOT LIQUIDATE, DISSOLVE OR EFFECT A RECAPITALIZATION OR REORGANIZATION IN ANY FORM OF TRANSACTION AND SHALL NOT CAUSE ANY CHF ENTITY TO LIQUIDATE, DISSOLVE OR EFFECT A RECAPITALIZATION OR REORGANIZATION IN ANY FORM OF TRANSACTION


               (F) Compliance With Laws. THE PLEDGOR SHALL COMPLY, AND SHALL CAUSE EACH CHF ENTITY TO COMPLY, IN ALL MATERIAL RESPECTS WITH ALL LAWS, RULES, REGULATIONS, JUDGMENTS, ORDERS AND DECREES OF ANY GOVERNMENTAL OR REGULATORY AUTHORITY APPLICABLE TO IT AND ITS RESPECTIVE ASSETS, AND WITH ALL CONTRACTS, AND AGREEMENTS TO WHICH IT IS A PARTY OR SHALL BECOME A PARTY, AND TO PERFORM ALL OBLIGATIONS WHICH IT HAS OR SHALL INCUR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PLEDGOR SHALL, AND SHALL CAUSE EACH OF THE CHF ENTITIES TO, ESTABLISH, MAINTAIN AND OPERATE ALL BENEFIT PLANS TO COMPLY IN ALL MATERIAL RESPECTS WITH THE PROVISIONS OF ERISA, THE INTERNAL REVENUE CODE, ALL THE APPLICABLE LAWS, AND THE REGULATIONS AND INTERPRETATIONS THEREUNDER AND THE RESPECTIVE REQUIREMENTS OF THE GOVERNING DOCUMENTS FOR SUCH PLANS.


               (G) Corporate Existence, Property and Shares. THE PLEDGOR AGREES TO PRESERVE, PROTECT, AND MAINTAIN, AND CAUSE EACH CHF ENTITY TO PRESERVE, PROTECT, AND MAINTAIN, (I) ITS CORPORATE EXISTENCE, AND (II) ALL RIGHTS, FRANCHISES, ACCREDITATIONS, QUALIFICATIONS TO DO BUSINESS, PRIVILEGES, PERMITS, LICENSES AND PROPERTIES, THE FAILURE OF WHICH TO PRESERVE, PROTECT, AND MAINTAIN MIGHT HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, AFFAIRS, ASSETS, PROSPECTS, OPERATIONS, OR CONDITION, FINANCIAL OR OTHERWISE, OF THE PLEDGOR OR SUCH CHF ENTITY.


               (h) Access to Records. PLEDGOR SHALL PERMIT, AND CAUSE EACH CHF ENTITY TO PERMIT, ANY AUTHORIZED REPRESENTATIVE(S) DESIGNATED BY SELLER TO VISIT AND INSPECT ANY OF THE PROPERTIES OF PLEDGOR AND OF ANY CHF ENTITY TO EXAMINE, AUDIT, CHECK AND MAKE COPIES OF THE RESPECTIVE FINANCIAL AND ACCOUNTING RECORDS, BOOKS, JOURNALS, ORDERS, RECEIPTS AND ANY CORRESPONDENCE AND OTHER DATA RELATING TO THE RESPECTIVE BUSINESSES OF PLEDGOR AND THE CHF ENTITIES AND TO DISCUSS THE AFFAIRS, FINANCES AND ACCOUNTS OF PLEDGOR AND THE CHF ENTITIES WITH THEIR OFFICERS AND INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ALL UPON REASONABLE NOTICE AND AT SUCH REASONABLE TIME, DURING NORMAL BUSINESS HOURS, AS OFTEN AS MAY BE REASONABLY REQUESTED; PROVIDED, HOWEVER, THAT, EXCEPT AS MAY BE REQUIRED BY LAW AND EXCEPT FOR INFORMATION WHICH HAS BECOME AVAILABLE TO THE PUBLIC AND EXCEPT TO ENFORCE THE OBLIGATIONS, SELLER AND EACH SUCH SELLER REPRESENTATIVE SHALL KEEP ALL INFORMATION LEARNED FROM ANY SUCH ACTIVITY CONFIDENTIAL AND SHALL NOT DISCLOSE SUCH INFORMATION TO ANY PERSON OR ENTITY.


               (i) Books and Records. PLEDGOR SHALL KEEP AND MAINTAIN, AND CAUSE TO KEEP AND MAINTAIN, IN ALL MATERIAL RESPECTS PROPER BOOKS OF RECORD AND ACCOUNT IN WHICH ENTRIES IN CONFORMITY WITH GAAP SHALL BE MADE OF ALL DEALINGS AND TRANSACTIONS IN RELATION TO THEIR RESPECTIVE BUSINESSES AND ACTIVITIES.


               (J)          Restricted Dividends; Transactions with Affiliates;
Dealings with Management.

                       (i) Pledgor shall not, and shall not cause or permit any CHF Entity to, declare or make any dividend or other distribution to any shareholder of Pledgor; provided, however, that during each fiscal year of Pledgor with respect to which a Subchapter S election for Pledgor is in effect, Pledgor may pay on a quarterly basis (on or before each April 1, June 1, September 1 and January 1), dividends sufficient to permit the payment by the stockholders of Pledgor of the federal, state and local income taxes (including estimated taxes) that are due with respect to the income of Pledgor. Pledgor shall not enter into any transaction directly or indirectly with (A) any person or entity that owns or controls (in whole or in part) Pledgor, (B) any spouse, sibling, parent or child of such person, or (C) any entity owned or controlled (in whole or in part) by any person or entity described in the preceding clauses
(A) or (B). Pledgor shall not cause or allow any CHF Entity to enter into any transaction directly or indirectly with (D) Pledgor or (E) any person or entity directly or indirectly owning or controlling Pledgor (in whole or in part), or
(F) any spouse, sibling, parent or child of any such person or (G) any entity owned or controlled (in whole or in part) by any person or entity described in the preceding clauses (D), (E) or (F) (each of the persons or entities described in clauses (D), (E), (F) or (G) a "PLEDGOR AFFILIATE"). Pledgor shall not directly or indirectly cause or allow any business of any CHF Entity to be transferred to, renewed by, or in any other way assumed by, any Pledgor Affiliate except as provided in Section 1(b)(iii) (to the extent applicable) and
(iv) hereof.

                       (ii) Pledgor shall not, and shall not cause or allow any CHF Entity to, (x) except for the Nicholas Loan, the Additional Loan and the Credit Facility Agreement, directly or indirectly enter into transaction with Louis J. Nicholas, Keith Sullivan, Pamela Lee, Spencer Vavas or any other shareholder of the Pledgor (collectively, Pledgor

Management") or any spouse, sibling, parent or child of the Pledgor Management or any other person or entity that owns or controls, or is owned or controlled by any of the foregoing persons ) in whole or in part), (y) directly or indirectly make loans to any officer or director of Pledgor or any CHF Entity or to any member of Pledgor Management (or to any spouse, sibling, parent or child of any such officer or director or member of CHF Management), or (z) increase any salary or benefits of any such officer or director over the level of the salary or benefits existing as of the date hereof. Pledgor shall not pay any principal or interest or any other amount due under or with respect to the Nicholas Loan or the Additional Loan unless and until the Obligations have been paid in full.

                       (iii) Notwithstanding the foregoing provisions of the
Section 4(j), Pledgor and the CHF Entities may (w) elect one or more of the Pledgor Management as officers or directors of Pledgor and/or the CHF Entities,
(x) pay such Pledgor Management salaries and benefits as in effect on the date hereof (excluding the payment referred to in Section 6(e) of the Employment Agreements dated May 7, 1993 or any similar payment), (y) reimburse the expenses incurred by Pledgor Management in the ordinary course of business and (z) pay the dividend permitted by Section 4(j)(i) hereof.

                       (iv) The parties recognize and agree that the foregoing provisions of this Section 4(j) do not preclude members of the Pledgor Management from reaching any lawful agreement among themselves (without any commitment or obligation of Pledgor or any CHF Entity) on such matters as they may desire, including without limitation voting of their stock in the Pledgor.

               (k)          Indebtedness; Liens. EXCEPT FOR THE NICHOLAS
LOAN, THE ADDITIONAL LOAN AND THE CREDIT FACILITY AGREEMENT, PLEDGOR SHALL NOT, NOR SHALL PLEDGOR CAUSE OR ALLOW ANY CHF ENTITY TO, DIRECTLY OR INDIRECTLY CREATE, INCUR, ASSUME OR OTHERWISE BECOME OR REMAIN DIRECTLY OR INDIRECTLY LIABLE WITH RESPECT TO ANY INDEBTEDNESS EXCEPT ACCRUED EXPENSES AND CURRENT TRADE ACCOUNTS PAYABLE INCURRED IN THE ORDINARY COURSE OF BUSINESS. PLEDGOR SHALL NOT, AND PLEDGOR SHALL NOT CAUSE Or ALLOW ANY CHF ENTITY TO, DIRECTLY OR INDIRECTLY CREATE, INCUR, ASSUME OR PERMIT TO EXIST ANY LIEN, CLAIM OR ENCUMBRANCE ON OR WITH RESPECT TO ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS EXCEPT LIENS CREATED BY THIS AGREEMENT Or THE SECURITY AGREEMENT OR EQUIPMENT FINANCING LIENS OR PURCHASE MONEY SECURITY INTERESTS CREATED IN THE ORDINARY COURSE OF ITS BUSINESS.


               (l) Minimum Liquidity. PLEDGOR SHALL CAUSE THE CHF ENTITIES ON A CONSOLIDATED BASIS TO MAINTAIN AT ALL TIMES (I) WORKING CAPITAL IN AN AMOUNT EXCEEDING $4,000,000, AND (II) A CURRENT RATIO OF 2.00 (IN EACH CASE AS THE TERMS USED IN CLAUSES (I) AND (II) ARE DETERMINED IN ACCORDANCE WITH GAAP BUT, FOR PURPOSES OF CALCULATING WORKING CAPITAL AND THE CURRENT RATIO, (X) THE RECORDING OF REVENUE OF THE CHF ENTITIES SHALL BE EFFECTED IN THE SAME MANNER AS EFFECTED ON THE DATE OF THIS AGREEMENT, AND (Y) INDEBTEDNESS INCURRED BY PLEDGOR UNDER THE NOTE AND THE UNSECURED PROMISSORY NOTE OF EVEN DATE HEREWITH (AND ALL INTEREST THEREON) SHALL BE EXCLUDED FROM SUCH CALCULATION).

               (m)          Financial Information. THE PLEDGOR WILL DELIVER
TO THE SELLER:

                       (i) as soon as practicable, and in any event within forty-five (45) days after the end of each fiscal quarter of the Company, an unaudited consolidated balance sheet of the CHF Entities as of the end of such fiscal quarter, and unaudited consolidated statements of income and retained earnings, and of cash flow of the CHF Entities for such fiscal quarter, prepared in accordance with GAAP (other than year-end adjustments and footnotes), all in reasonable detail and certified by the principal financial officer of the Company;

                       (ii) as soon as practicable, and in any event within twenty (20) days after the end of each calendar month of the Company, (A) an unaudited consolidated balance sheet of the CHF Entities as of the end of such calendar month, and unaudited consolidated statements of income and retained earnings, and of cash flow of the CHF Entities for such calendar month and for the then current fiscal year to date, prepared in accordance with GAAP (other than year-end adjustments and footnotes), all in reasonable detail and certified by the principal financial officer of the Company;

                       (iii)promptly upon receipt thereof, copies of all management letters, recommendations and reports, if any, submitted to any CHF Entity by any independent certified public accountants in connection with any annual or interim review, compilation or audit of any CHF Entity made by such accountants;

                       (iv) promptly upon obtaining knowledge of the occurrence thereof, notice of any event or circumstance (including without limitation any suit or administrative proceeding or default) which either individually or together with other events or circumstances may have a material adverse effect;

                       (v) with reasonable promptness, all such other data and information as from time to time may be reasonably requested by the Seller.

         Except as required by law and except for information which has become available to the public and except to enforce the Obligations, Seller shall keep all information delivered to or obtained by it pursuant to this Section 4(m) confidential and shall not disclose any such information to any other person or entity.

               (N) Further Documents. PLEDGOR AGREES TO DELIVER TO SELLER FROM TIME TO TIME UPON REQUEST OF SELLER SUCH DOCUMENTS (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO

SELLER) WITH RESPECT TO THE PLEDGED SECURITIES AS SELLER MAY REASONABLY REQUEST IN ORDER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT

              5. Events of Default. AN EVENT OF DEFAULT SHALL BE DEEMED TO HAVE OCCURRED UPON THE OCCURRENCE OF ANY OF THE
FOLLOWING:


               (A) ANY REPRESENTATION OR WARRANTY MADE BY PLEDGOR HEREIN IS FALSE OR MISLEADING IN ANY MATERIAL RESPECT WHEN MADE;


               (B) THE DEFAULT BY THE PLEDGOR IN THE OBSERVANCE OR PERFORMANCE OF ANY OF THE PROVISIONS OF THIS AGREEMENT WHICH DEFAULT SHALL CONTINUE FOR A PERIOD OF 20 CALENDAR DAYS (30 CALENDAR DAYS IN THE CASE OF THE COVENANT IN SECTION 4(L)) FOLLOWING WRITTEN NOTICE OF THE DEFAULT GIVEN BY THE SELLER; OR


               (C)          THE OCCURRENCE OF ANY EVENT OF DEFAULT (AS
DEFINED IN THE NOTE), INCLUDING, WITHOUT LIMITATION, THE FAILURE BY THE PLEDGOR TO MAKE ANY PAYMENT OF PRINCIPAL OR INTEREST ON THE NOTE WHEN DUE, BY ACCELERATION OR OTHERWISE, WITHIN TEN (10) BUSINESS DAYS FOLLOWING NOTICE OF THE FAILURE GIVEN BY THE SELLER.

              6.                                    Remedies, Rights Upon
Default.


               (a) Remedies Upon Default. UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT, THE SELLER MAY SELL THE PLEDGED SECURITIES, OR ANY PART THEREOF, AT PUBLIC OR PRIVATE SALE OR AT ANY BROKER'S BOARD OR ON ANY SECURITIES EXCHANGE, FOR CASH, UPON CREDIT OR FOR FUTURE DELIVERY AS THE SELLER SHALL DEEM APPROPRIATE SUBJECT TO THE TERMS HEREOF OR AS OTHERWISE PROVIDED IN THE MARYLAND UNIFORM COMMERCIAL CODE. THE SELLER SHALL BE AUTHORIZED AT ANY SUCH SALE (IF IT DEEMS It ADVISABLE TO DO SO) TO RESTRICT THE PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING THE PLEDGED SECURITIES FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR SALE THEREOF, AND UPON CONSUMMATION OF ANY SUCH SALE THE SELLER SHALL HAVE THE RIGHT TO ASSIGN, TRANSFER AND DELIVER TO THE PURCHASER OR PURCHASERS THEREOF THE PLEDGED SECURITIES SO SOLD. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT ANY SUCH PRIVATE SALE MAY RESULT IN PRICES AND OTHER TERMS LESS FAVORABLE TO THE SELLER THAN IF SUCH SALE WERE A PUBLIC SALE AND, NOTWITHSTANDING SUCH CIRCUMSTANCES, AGREES THAT ANY SUCH PRIVATE SALE SHALL BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER.


               (b) Notice of Sale, Etc. THE SELLER SHALL GIVE THE PLEDGOR 10 DAYS PRIOR WRITTEN NOTICE OF THE SELLER'S INTENTION TO MAKE ANY SUCH PUBLIC OR PRIVATE SALE OR SALE AT ANY BROKER'S BOARD OR ON ANY SUCH SECURITIES EXCHANGE OR OF ANY OTHER DISPOSITION OF THE PLEDGED SECURITIES. SUCH NOTICE, IN CASE OF PUBLIC SALE, SHALL STATE THE TIME AND PLACE FOR SUCH SALE AND, In THE CASE OF SALE AT A BROKER'S BOARD OR ON A SECURITIES EXCHANGE, SHALL STATE THE BOARD OR EXCHANGE AT WHICH SUCH SALE IS TO BE MADE AND THE DAY ON WHICH THE PLEDGED SECURITIES, OR PORTION THEREOF, WILL FIRST BE OFFERED FOR SALE AT SUCH BOARD OR EXCHANGE. ANY SUCH PUBLIC SALE SHALL BE HELD AT SUCH TIME OR TIMES WITHIN ORDINARY BUSINESS HOURS AND AT SUCH PLACE OR PLACES AS THE SELLER MAY FIX AND SHALL STATE IN THE NOTICE OF SUCH SALE. AT ANY SUCH SALE, THE PLEDGED SECURITIES, OR PORTION THEREOF, TO BE SOLD MAY BE SOLD IN ONE LOT AS AN ENTIRETY OR IN SEPARATE PARCELS, AS THE SELLER MAY (IN ITS SOLE AND ABSOLUTE DISCRETION) DETERMINE. THE SELLER SHALL NOT BE OBLIGATED TO MAKE ANY SALE OF THE PLEDGED SECURITIES IF IT SHALL DETERMINE NOT TO DO SO, REGARDLESS OF THE FACT THAT NOTICE OF SALE OF THE PLEDGED SECURITIES MAY HAVE BEEN GIVEN. THE PLEDGOR SHALL HAVE THE RIGHT TO BID AT ANY PUBLIC OR PRIVATE SALE. THE SELLER MAY, WITHOUT NOTICE OR PUBLICATION, ADJOURN ANY PUBLIC OR PRIVATE SALE OR CAUSE THE SAME TO BE ADJOURNED FROM TIME TO TIME BY ANNOUNCEMENT AT THE TIME AND PLACE FIXED FOR SALE, AND SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH THE SAME WAS SO ADJOURNED. IN CASE SALE OF ALL OR ANY PART OF THE PLEDGED SECURITIES IS MADE ON CREDIT OR FOR FUTURE DELIVERY, THE PLEDGED SECURITIES SO SOLD MAY BE RETAINED BY THE SELLER UNTIL THE SALE PRICE IS PAID BY THE PURCHASER OR PURCHASERS THEREOF, BUT THE SELLER SHALL NOT INCUR ANY LIABILITY IN CASE ANY SUCH PURCHASER OR PURCHASERS SHALL FAIL TO TAKE UP AND PAY FOR THE PLEDGED SECURITIES SO SOLD AND, IN CASE OF ANY SUCH FAILURE, SUCH PLEDGED SECURITIES MAY BE SOLD AGAIN UPON LIKE NOTICE. As AN ALTERNATIVE TO EXERCISING THE POWER OF SALE HEREIN CONFERRED UPON IT, THE SELLER MAY PROCEED BY A SUIT OR SUITS AT LAW OR IN EQUITY TO FORECLOSE THIS AGREEMENT AND TO SELL THE PLEDGED SECURITIES, OR ANY PORTION THEREOF, PURSUANT TO A JUDGMENT OR DECREE OF A COURT OR COURTS HAVING COMPETENT JURISDICTION.

               (c) Securities Laws. ALL ACTIONS THAT MAY BE TAKEN PURSUANT TO THE PROVISIONS OF THIS SECTION 6 ARE SUBJECT IN EVERY INSTANCE TO STATE AND FEDERAL SECURITIES LAWS.


               (d) Application of Proceeds of Sale and Cash. THE PROCEEDS OF SALE OF THE PLEDGED SECURITIES SOLD PURSUANT TO THIS SECTION 6 SHALL BE APPLIED BY THE SELLER FIRST TO THE PAYMENT OF COSTS INCURRED PURSUANT TO THIS
SECTION 6 AND THEN TO THE PAYMENT OR REPAYMENT OF THE OBLIGATIONS (AND, UPON SATISFACTION OF THE OBLIGATIONS, THEREAFTER TO ANY PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE UNDER THE UNSECURED PROMISSORY NOTE OF PLEDGOR OF EVEN DATE HEREWITH IN FAVOR OF SELLER IN THE PRINCIPAL AMOUNT OF $2,500,000 IF THERE HAS OCCURRED
(I)(A) ANY FAILURE BY PLEDGOR TO PAY PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE UNDER THE NOTE OR (B) ANY BREACH BY PLEDGOR OF THE PROVISIONS OF THIS AGREEMENT, IN EACH CASE WHICH HAS NOT BEEN CURED WITHIN THE APPLICABLE PERIODS SET FORTH IN THE NOTE OR AGREEMENT OR (II) ANY DEFAULT UNDER SUCH UNSECURED PROMISSORY NOTE WHICH HAS NOT BEEN CURED WITHIN THE APPLICABLE PERIOD). ANY AMOUNTS REMAINING AFTER SUCH APPLICATIONS SHALL BE REMITTED TO THE PLEDGOR OR AS A COURT OF COMPETENT JURISDICTION MAY OTHERWISE DIRECT. ANY SUCH REMITTANCE SHALL BE WITHOUT RECOURSE UPON OR WARRANTY BY SELLER AND AT THE EXPENSE OF PLEDGOR.


               (e) Seller Appointed Attorney-in-Fact. UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE PLEDGOR HEREBY APPOINTS THE SELLER ITS ATTORNEY-IN-FACT FOR THE PURPOSE OF CARRYING OUT THE PROVISIONS OF THIS AGREEMENT AND THE PLEDGE OF THE PLEDGED SECURITIES HEREUNDER AND TAKING ANY ACTION AND EXECUTING ANY INSTRUMENT THAT THE SELLER MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES HEREOF, WHICH APPOINTMENT IS IRREVOCABLE AND COUPLED WITH AN INTEREST. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLER SHALL HAVE THE RIGHT AND POWER TO RECEIVE, INDORSE AND COLLECT ALL CHECKS AND OTHER ORDERS FOR THE PAYMENT OF MONEY MADE PAYABLE TO SUCH PLEDGOR REPRESENTING ANY DIVIDEND OR OTHER DISTRIBUTION PAYABLE IN RESPECT OF THE PLEDGED SECURITIES OR ANY PART THEREOF AND TO GIVE FULL DISCHARGE FOR THE SAME.

              7. Termination. THIS AGREEMENT, THE PLEDGE HEREUNDER AND PLEDGOR'S DUTIES, OBLIGATIONS AND COVENANTS HEREUNDER SHALL TERMINATE WHEN ALL OBLIGATIONS SHALL HAVE BEEN FULLY PAID, AT WHICH TIME THE SELLER SHALL REASSIGN AND DELIVER TO THE PLEDGOR, OR TO SUCH PERSON OR PERSONS AS THE PLEDGOR SHALL DESIGNATE, SUCH OF THE PLEDGED SECURITIES (IF ANY) AS SHALL NOT HAVE BEEN SOLD OR OTHERWISE APPLIED BY THE SELLER PURSUANT TO THE TERMS OF THIS AGREEMENT, AND SHALL STILL BE HELD BY IT HEREUNDER, TOGETHER WITH APPROPRIATE INSTRUMENTS OF REASSIGNMENT AND RELEASE. ANY SUCH REASSIGNMENT AND DELIVERY SHALL BE AT THE EXPENSE OF PLEDGOR. SELLER SHALL RETURN AND DELIVER SUCH PLEDGED SECURITIES TO PLEDGOR FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES CREATED BY SELLER.

              8. Payments Held in Trust. ALL PAYMENTS RECEIVED BY THE PLEDGOR UNDER OR IN CONNECTION WITH ANY OF THE PLEDGED SECURITIES (INCLUDING ANY PROCEEDS THEREOF AND ANY NET PROCEEDS OF THE SALE OR TRANSFER OF THE STOCK OR ASSETS OF SBMC AND UANS OR OF THE MERGER, CONSOLIDATION OR REORGANIZATION OF SBMC AND UANS, BUT EXCLUDING ANY DIVIDENDS PERMITTED UNDER
SECTION 4(J)(I)) SHALL BE HELD BY THE PLEDGOR IN TRUST FOR THE SELLER, SHALL BE SEGREGATED FROM OTHER FUNDS OF THE PLEDGOR AND SHALL FORTHWITH UPON RECEIPT BY THE PLEDGOR BE TURNED OVER TO THE SELLER, IN THE SAME FORM AS RECEIVED BY THE PLEDGOR (DULY INDORSED BY THE PLEDGOR TO THE SELLER, IF REQUIRED); AND ANY AND ALL SUCH PAYMENTS SO RECEIVED BY THE SELLER (WHETHER FROM THE PLEDGOR OR OTHERWISE) MAY, IN THE SOLE DISCRETION OF THE SELLER, BE HELD BY THE SELLER AS COLLATERAL SECURITY FOR, AND/OR THEN OR AT ANY TIME THEREAFTER APPLIED IN WHOLE OR IN PART BY THE SELLER, AGAINST ALL OR ANY PART OF THE OBLIGATIONS IN SUCH ORDER AS THE SELLER SHALL ELECT (AND, UPON SATISFACTION OF THE OBLIGATIONS, THEREAFTER TO THE PRINCIPAL, INTEREST AND OTHER AMOUNTS DUE UNDER THE UNSECURED PROMISSORY NOTE DESCRIBED IN THE NEXT SENTENCE IN SUCH ORDER AS THE SELLER SHALL ELECT IF THE EVENTS DESCRIBED IN THE PARENTHETICAL OF THE NEXT SENTENCE OCCUR). ANY BALANCE OF SUCH PAYMENTS HELD BY THE SELLER AND REMAINING AFTER PAYMENT IN FULL OF ALL THE OBLIGATIONS (AND, UPON SATISFACTION OF THE OBLIGATIONS, OF ANY PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE UNDER THE UNSECURED PROMISSORY NOTE OF PLEDGOR OF EVEN DATE HEREWITH IN FAVOR OF SELLER IN THE PRINCIPAL AMOUNT OF $2,500,000 IF THERE HAS OCCURRED (I)(A) ANY FAILURE BY PLEDGOR TO PAY PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE UNDER THE NOTE OR (B) ANY BREACH BY PLEDGOR OF THE PROVISIONS OF THIS AGREEMENT, IN EACH CASE WHICH HAS NOT BEEN CURED WITHIN THE APPLICABLE PERIODS SET FORTH IN THE NOTE OR THIS AGREEMENT OR (II) ANY DEFAULT UNDER THE UNSECURED PROMISSORY NOTE WHICH HAS NOT BEEN CURED WITHIN THE APPLICABLE PERIOD) SHALL BE PAID OVER TO THE PLEDGOR OR TO WHOMSOEVER MAY BE LAWFULLY ENTITLED TO RECEIVE THE SAME.

              9. Certain Rights Regarding Pledged Securities and Obligations. SELLER MAY FROM TIME TO TIME, WHETHER BEFORE OR AFTER ANY OF THE OBLIGATIONS SHALL BECOME DUE AND PAYABLE, WITHOUT NOTICE TO PLEDGOR, TAKE ALL OR ANY OF THE FOLLOWING ACTIONS:

               (A) RETAIN OR OBTAIN A SECURITY INTEREST IN ANY PROPERTY, IN ADDITION TO THE PLEDGED SECURITIES, TO SECURE ANY OF THE OBLIGATIONS;


               (B) RETAIN OR OBTAIN THE PRIMARY OR SECONDARY LIABILITY OF ANY PARTY OR PARTIES, IN ADDITION TO PLEDGOR, WITH RESPECT TO ANY OF THE OBLIGATIONS;


               (C) EXTEND OR RENEW FOR ANY PERIOD (WHETHER OR NOT LONGER THAN THE ORIGINAL PERIOD) OR EXCHANGE ANY OF THE OBLIGATIONS OR RELEASE OR COMPROMISE ANY OBLIGATION OF ANY NATURE OF ANY PARTY WITH RESPECT THERETO;


               (D) SURRENDER, RELEASE OR EXCHANGE ALL OR ANY PART OF ANY PROPERTY, IN ADDITION TO THE PLEDGED SECURITIES, SECURING ANY OF THE OBLIGATIONS, OR COMPROMISE OR EXTEND OR RENEW FOR ANY PERIOD ANY OBLIGATIONS OF ANY NATURE OF ANY PARTY WITH RESPECT TO ANY SUCH PROPERTY; AND



               (E) RESORT TO THE PLEDGED SECURITIES FOR PAYMENT OF ANY OF THE OBLIGATIONS WHICH SHALL HAVE BECOME DUE AND PAYABLE, WHETHER OR NOT IT SHALL HAVE RESORTED TO ANY OTHER PROPERTY SECURING THE OBLIGATIONS OR SHALL HAVE PROCEEDED AGAINST ANY PARTY PRIMARILY OR SECONDARILY LIABLE ON ANY OF THE OBLIGATIONS.

              10.                                   Care of Pledged Securities.
SELLER SHALL BE DEEMED TO HAVE EXERCISED REASONABLE CARE WITH RESPECT TO THE INTEREST OF PLEDGOR IN THE CUSTODY AND PRESERVATION OF THE PLEDGED SECURITIES IF IT TAKES SUCH ACTION FOR THAT PURPOSE AS PLEDGOR SHALL REQUEST IN WRITING, BUT FAILURE OF SELLER TO COMPLY WITH ANY SUCH REQUEST SHALL NOT OF ITSELF BE DEEMED A FAILURE TO EXERCISE REASONABLE CARE, AND NO FAILURE OF THE SELLER TO PRESERVE OR PROTECT ANY RIGHTS WITH RESPECT TO THE PLEDGED SECURITIES AGAINST PRIOR PARTIES, OR TO DO ANY ACT WITH RESPECT TO PRESERVATION OF THE PLEDGED SECURITIES NOT SO REQUESTED BY PLEDGOR, SHALL BE DEEMED A FAILURE TO EXERCISE REASONABLE CARE IN THE CUSTODY OR PRESERVATION OF THE PLEDGED SECURITIES.

              11. Authority of Seller. SELLER SHALL HAVE AND BE ENTITLED TO EXERCISE ALL SUCH POWERS HEREUNDER AS ARE SPECIFICALLY DELEGATED TO SELLER BY THE TERMS HEREOF, TOGETHER WITH SUCH POWERS AS ARE INCIDENTAL THERETO. SELLER MAY EXECUTE ANY OF ITS DUTIES HEREUNDER BY OR THROUGH AGENTS OR EMPLOYEES AND SHALL BE ENTITLED TO RETAIN COUNSEL AND TO ACT IN RELIANCE UPON THE ADVICE OF SUCH COUNSEL CONCERNING ALL MATTERS PERTAINING TO ITS DUTIES HEREUNDER. NEITHER SELLER, NOR ANY DIRECTOR, OFFICER OR EMPLOYEE OF SELLER, SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT OR THEM HEREUNDER OR IN CONNECTION THEREWITH, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

              12. Waivers. THE PLEDGOR HEREBY WAIVES PRESENTMENT, DEMAND, PROTEST OR NOTICE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) OF ANY KIND IN CONNECTION WITH THIS AGREEMENT OR ANY PLEDGED SECURITIES.

              13. Amendments, etc. with Respect to the Obligations. THE PLEDGOR SHALL REMAIN OBLIGATED HEREUNDER, AND THE PLEDGED SECURITIES SHALL REMAIN SUBJECT TO THE LIEN AND SECURITY INTEREST GRANTED HEREBY, NOTWITHSTANDING THAT, WITHOUT ANY RESERVATION OF RIGHTS AGAINST THE PLEDGOR, AND WITHOUT NOTICE TO OR FURTHER ASSENT BY THE PLEDGOR, ANY DEMAND FOR PAYMENT OF ANY OF THE OBLIGATIONS MADE BY THE SELLER MAY BE RESCINDED BY THE SELLER, AND ANY OF THE OBLIGATIONS CONTINUED, AND THE OBLIGATIONS OR ANY COLLATERAL SECURITY OR GUARANTEE THEREFOR OR RIGHT OF OFFSET WITH RESPECT THERETO MAY FROM TIME TO TIME, IN WHOLE OR IN PART, BE RENEWED, EXTENDED, AMENDED, MODIFIED, ACCELERATED, COMPROMISED, WAIVED, SURRENDERED, OR RELEASED BY THE SELLER, AND THE NOTE, AND ANY OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION THEREWITH MAY BE AMENDED, MODIFIED, SUPPLEMENTED OR TERMINATED, IN WHOLE OR PART, AS THE SELLER MAY DEEM ADVISABLE FROM TIME TO TIME, AND ANY GUARANTEE, RIGHT OF OFFSET OR OTHER COLLATERAL SECURITY AT ANY TIME HELD BY THE SELLER FOR THE PAYMENT OF THE OBLIGATIONS MAY BE SOLD, EXCHANGED, WAIVED, SURRENDERED OR RELEASED.

              14. Notices. ANY NOTICE OR OTHER COMMUNICATION UNDER THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE CONSIDERED GIVEN WHEN MAILED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PARTIES AT THE FOLLOWING ADDRESSES (OR AT SUCH OTHER ADDRESS AS A PARTY MAY SPECIFY BY NOTICE TO THE OTHERS):

                  If to the Pledgor, to:

                  CHFA, Inc.
                  111 S. Calvert Street
                  Suite 2670
                  Baltimore, Maryland 21202
                  Attention:  Keith B. Sullivan
                  if to the Seller, to:

                  United American Healthcare Corporation
                  1155 Brewery Park Boulevard, Suite 200
                  Detroit, Michigan 48207
                  Attention:  President

              15. Severability. ANY PROVISION OF THIS AGREEMENT THAT IS PROHIBITED OR UNENFORCEABLE SHALL BE INEFFECTIVE TO THE EXTENT OF THE PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF.

              16. No Waiver. THE SELLER SHALL NOT BY ANY ACT, DELAY, OMISSION OR OTHERWISE BE DEEMED TO HAVE WAIVED ANY OF THE RIGHTS OR REMEDIES OF THE SELLER HEREUNDER AND NO SUCH WAIVER SHALL BE VALID UNLESS IN WRITING, SIGNED BY THE SELLER, AND THEN ONLY TO THE EXTENT THEREIN SET FORTH. NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT BY AN INSTRUMENT IN WRITING, DULY EXECUTED BY THE PARTY TO BE CHARGED WITH THE WAIVER, ALTERATION, MODIFICATION OR AMENDMENT.

              17.                                   Successors and Assigns;
Governing Law. THIS AGREEMENT AND ALL OBLIGATIONS OF THE PLEDGOR HEREUNDER SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE PLEDGOR, AND SHALL INURE TO THE BENEFIT OF THE SELLER, AND ITS SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN MARYLAND. THE PLEDGOR MAY ASSIGN ITS RIGHTS HEREUNDER TO ITS LENDER MICHIGAN NATIONAL BANK AND TO ANY SUCCEEDING LENDER.

              18. Counterparts. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT AND ANY OF THE PARTIES HERETO MAY EXECUTE THIS AGREEMENT BY EXECUTING ANY SUCH COUNTERPART.